UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 13, 2015

THE MADISON SQUARE GARDEN COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-34434	No. 27-0624498
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Penn Plaza New York, NY

New York, New York 10121

(Address of principal executive offices)

(212) 465-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Madison Square Garden Company (“MSG”) today announced that Thomas S. Smith has resigned as President and Chief Executive Officer of MSG to assume a senior position at another public company. Pending the appointment of a successor to Mr. Smith, James L. Dolan, the Executive Chairman of MSG, will assume his responsibilities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2015	THE MADISON SQUARE GARDEN COMPANY

	By:	/s/ Lawrence J. Burian
Name: Lawrence J. Burian
Title: Executive Vice President, General Counsel & Secretary